SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event repor   15-Dec-02
Asset Backed Securities Corporation
Origen Manufactured Housing Contract Senior/Subordinate
Pass-Through Certificates, Series 2002-A
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300-04          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

     On March 27, 2002 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report date15-Dec-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                 Date:
                 Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated     15-Dec-02


Origen Manufactured Housing Contract Senior/Subordinate
Pass-Through Certificates, Series 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date     15-Dec-02

DISTRIBUTION SUMMARY

                     Beginning              Current Peri      Accrued
        Original Current Princi  Principal  Pass-Through     Interest
ClassFace Value         Amount Distribution        Rate Distributed (1
A-1   35243000.00   24283710.40   1528398.89    1.62125%      33901.91
A-2   24362000.00   24362000.00         0.00    5.22000%     105974.70
A-3   14300000.00   14300000.00         0.00    6.17000%      73525.83
A-4   23295000.00   23295000.00         0.00    7.17000%     139187.63
M-1   11475000.00   11475000.00         0.00    7.87000%      75256.88
M-2   10800000.00   10800000.00         0.00    8.85000%      79650.00
B-1   10125000.00   10125000.00         0.00    9.50000%      80156.25
X    135002847.96  127006248.96         0.00    0.00000%          0.00




                  Certificate       Ending
     Realized Los     Interest Current Prin
       Principal    Shortfall       Amount
Class
  A-1        0.00          0.00  22755311.51
  A-2        0.00          0.00  24362000.00
  A-3        0.00          0.00  14300000.00
  A-4        0.00          0.00  23295000.00
  M-1        0.00          0.00  11475000.00
  M-2        0.00          0.00  10800000.00
  B-1        0.00          0.00  10125000.00
    X        0.00          0.00 125834435.09



AMOUNTS PER $1,000 UNIT
                                                               Ending
                          Prin          Int    Realized     Curr Prin
ClassCusip        Distribution Distribution        Loss        Amount
A-1  68619AAL1     43.36744573   0.96194734  0.00000000  645.66897001
A-2  68619AAM9      0.00000000   4.35000000  0.00000000 1000.00000000
A-3  68619AAN7      0.00000000   5.14166643  0.00000000 1000.00000000
A-4  68619AAP2      0.00000000   5.97500021  0.00000000 1000.00000000
M-1  68619AAQ0      0.00000000   6.55833377  0.00000000 1000.00000000
M-2  68619AAR8      0.00000000   7.37500000  0.00000000 1000.00000000
B-1  68619AAS6      0.00000000   7.91666667  0.00000000 1000.00000000
X    BCC06P3B1      0.00000000   0.00000000  0.00000000  932.08726328

                 Unpaid        Unpaid
                 Interest ShortInterest ShorUnpaid
     Accrued     Amount        Amount       Principal Shortfall
     Interest    Distributed   Remaining    Amount
A-1     33901.91          0.00         0.00        0.00
A-2    105974.70          0.00         0.00        0.00
A-3     73525.83          0.00         0.00        0.00
A-4    139187.63          0.00         0.00        0.00
M-1     75256.88          0.00         0.00        0.00
M-2     79650.00          0.00         0.00        0.00
B       80156.25          0.00         0.00        0.00



Collateral Beginning Balance   127006248.96
Scheduled Principal Collected     345558.39
Principal Prepayments             749180.79
Liquidation Proceeds              151445.10
Realized Loss of Principal         77074.69 Ending Count
Collateral Ending Balance      125834435.09        3100


                 Current       Next
                 Percentage    Percentage
Class A                 100.00%      100.00%
Class M-1                 0.00%        0.00%
Class M-2                 0.00%        0.00%
Class B                   0.00%        0.00%


Pool Factor              90.36%


                                            Count       Balance
Repossd. Contracts Purch. during Due Period           0          0.00
Cumulative Repossessed Contracts Purchased            0          0.00
Contracts Repossessed during Due Period               9     332968.21

Weighted Average Net Contract R     10.6497%


                               Interest Deficiency
                 Distribution TAmount
Class M-1        No Distrib. Re        0.00
Class M-2        No Distrib. Re        0.00
Class B          No Distrib. Re        0.00



Targeted Overcollateralization   9450199.36
Overcollateralization Amount     8722123.58
Overcollateralization Deficienc   728075.78
Overcollateralization Release A        0.00



Additional Principal Distributi   433659.71



Current Realized Losses            77074.69
Cumulative Realized Losses        798933.94


                               Adjusted PrinClass
                               Balance      Principal Balance
Class M-1                       11475000.00 11475000.00
Class M-2                       10800000.00 10800000.00
Class B                         10125000.00 10125000.00
* Balance Not Including Liquidation Loss

                               Actual       DistributionServicing Test

Average 60 Day Delinquency Rati        2.25%       6.00%         7.00%
Monthly 60+ Day Delinquency            2.88%

Current Realized Loss Ratio Tes        1.49%       3.50%         5.00%
Annualized Monthly Loss Ratio          0.73%

Cumulative Realized Losses Test        0.59%       7.50%        15.00%


1 Month Delinquen2 Months Delinquent *      3+ Months Delinquent *
#    Balance     #             Balance      #           Balance
  70   3,296,074            23    1,088,590          23     1,070,431
 2.3%        2.6%          0.7%         0.9%        0.7%          0.9%

REO              Modifications              Specially Serviced
#    Balance     #             Balance      #           Balance
   34  1461049.64            12    494420.16           0             0
 1.1%        1.2%          0.4%         0.4%        0.0%          0.0%

Foreclosure
#    Balance
   3     212,649
 0.1%        0.2%

Bankruptcy
#    Balance
   52  2057381.31
 1.7%        1.6%

     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Origen Manufactured Housing Contract Senior/Subordinate
Pass-Through Certificates, Series 2002-A


                        By: /s/ David Knox
                        Name: David Knox
                        Title:  Trust Administrator
                        Bank One, NA